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                                                                   EXHIBIT 10(a)

                                 EXHIBIT 10(a)
                                 -------------


         The following individuals, all of whom are either directors or executive officers of Reliance Bank of Florida, have entered into a Shareholder Agreement substantially identical to the Shareholder Agreement which is Exhibit C to the Supplemental Agreement filed as Exhibit 2(b).

Name
- ----

Richard N. Baney
Sam L. Bockman
Joel E. Boyd
Jeffrey S. Dick
Joseph DiPrima
Joseph M. Flammio
Michael V. Gatto
James H. Nance
Michael Scafati
Joseph C. Von Thron, MD